EXHIBIT 14

PRICEWATERHOUSECOOPERS LLP
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                                               PricewaterhouseCoopers LLP
                                               250 West Pratt Street: Suite 2100
                                               Baltimore, Maryland 21201-2304
                                               Telephone (410) 783-7600



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 5, 1999 relating to the financial statements and financial highlights appearing in the December 31, 1998 Annual Report to Shareholders of Legg Mason International Equity Trust (one of the portfolios constituting Legg Mason Global Trust, Inc.) and our report dated February 5, 1999 relating to the financial statements and financial highlights appearing in the December 31, 1998 Annual Report to Shareholders of Bartlett Value International Fund (one of the portfolios constituting Bartlett Capital Trust), which are also incorporated by reference into the Statement of Additional Information.

We also consent to the incorporation by reference of our report of Legg Mason International Equity Trust as previously described into each Prospectus of Legg Mason International Equity Trust, and the incorporation by reference of our report of Bartlett Value International Fund as previously described in each Prospectus of Barlett Value International Fund, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "The Corporation's Independent Accountants" in the Statement of Additional Information of Legg Mason International Equity Trust and to the reference to us under the heading "Financial Highlights" in each Prospectus of Legg Mason International Equity Trust. We also consent to the references to us under the headings "The Trust's Independent Accountants" in the Statement of Additional Information of Bartlett Value International Fund and to the reference to us under the heading "Financial Highlights" in each Prospectus of Bartlett Value International Fund.

We also consent to the  references to us under the headings  "Other Fund Service
Providers,"    "Financial    Highlights"   and   "Experts"   in   the   combined
Prospectus/Proxy Statement, constituting part of this Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


Baltimore, Maryland
July 2, 1999